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                                                                   EXHIBIT 10.11

                          SOUTHERN MINERAL CORPORATION

                       1996 EMPLOYEE STOCK PURCHASE PLAN


1.       PURPOSE OF THE PLAN

         The purpose of the SOUTHERN MINERAL CORPORATION 1996 EMPLOYEE STOCK PURCHASE PLAN (the "PLAN") is to furnish to eligible employees an incentive to advance the best interests of SOUTHERN MINERAL CORPORATION (the "COMPANY") by providing a method whereby they may voluntarily purchase stock of the Company at a favorable price and upon favorable terms through the granting of options to purchase shares of the Company's common stock ("OPTION" or "OPTIONS"). The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE").

2.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by a committee (the "COMMITTEE") of two or more directors of the Company appointed by the Board of Directors of the Company (the "BOARD"). Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time, the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with our without cause) and appoint new members to fill any vacancies.

         Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

         Notwithstanding any provision in the Plan to the contrary, no options may be granted under the Plan to any member of the Committee during the term of his or her membership on the Committee. No person shall be eligible to serve on the Committee unless such a person is then a "DISINTERESTED PERSON" within the meaning of Rule 16b-3(c)(2)(i) of the Securities and Exchange Commission, promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), if and as such Rule is then in effect.
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         No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

3.       ELIGIBILITY

         All employees of the Company and those of any present or future subsidiary corporations of the Company (within the meaning of Section 424(f) of the Code), except for employees whose customary employment is less than 20 hours per week or for not more than five months in any calendar year, shall be eligible to participate in the Plan; provided, however, no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (within the meaning of Section 423(b)(3) and 424(d) of the Code). For purposes of the 5% stock ownership test, stock which an employee may purchase under outstanding options shall be treated as owned by such employee.

4.       STOCK SUBJECT TO THE PLAN

         Subject to the provisions of paragraph 11 (relating to adjustment upon changes in stock), the aggregate number of shares for which options may be granted under the Plan shall not exceed 300,000 shares of the Company's authorized common stock, par value $.01 per share ("STOCK"), which shares may be authorized but unissued shares or treasury shares or both. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

5.       GRANT OF OPTIONS

         (a) General Statement; "date of grant"; "option period"; "date of exercise"

         Following the effective date of the Plan and continuing while the Plan remains in force, the Company shall offer options under the Plan to all eligible employees to purchase shares of Stock. Unless the Committee determines otherwise, these options shall be granted on January 1 and July 1 of each year (each of which dates is hereinafter referred to as a "DATE OF GRANT"). The term of each option is six months (each of which six month periods is hereinafter referred to as an "OPTION


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PERIOD") which shall begin on a date of grant (the last day of each option period is hereinafter referred to as a "DATE OF EXERCISE"). The number of whole shares of Stock subject to each option shall be the quotient of (i) the total payroll deductions authorized by each participant (defined below) in accordance with subparagraph 6(b) as extended for the full applicable option period, divided by (ii) eighty-five percent (85%) of the "fair market value" (as defined in subparagraph 6(b)) per share of Stock as of the date of grant of such option, rounded down to the nearest whole share of Stock.

         (b)     Election to Participate; Payroll Deduction Authorization

         Except as provided in subparagraph 6(e), an eligible employee may participate in the Plan only by means of payroll deduction. Each eligible employee who elects to participate in the Plan shall deliver to the Company during the calendar month immediately preceding a date of grant a written payroll deduction authorization in a form prepared by the Company, whereby the employee gives notice of his or her election to participate in the Plan (the "PARTICIPANT") as of the next following date of grant, and whereby the employee designates a stated percentage to be deducted from his or her eligible compensation (defined below) on a monthly basis or for each of the Company's pay days (at the participant's election) and paid into the Plan for his or her account. The stated percentage may not be less than two percent (2%), nor greater than ten percent (10%), of the amount of eligible compensation (defined below) from which the deduction is made; provided, however, such stated percentage shall not exceed that amount, when considered with other options which may be granted under the Plan for the same calendar year, which will result in noncompliance with the $25,000 limitation stated in subparagraph 6(d).

         The term "ELIGIBLE COMPENSATION" means base rate of pay or base monthly salary on the date of grant. "ELIGIBLE COMPENSATION" does not include management incentives and bonuses, overtime, extended work-week premiums, or other special payments, fees, or allowances.

         (c)     Changes in Payroll Authorization

         The payroll deduction authorization referred to in subparagraph 6(b) may be reduced at any time during the option period by the employee by giving written notice to the Company that the employee's payroll deduction with respect to such option period shall thereafter be reduced to a specified percentage (subject to the limitations set forth in subparagraphs 6(b) and (d)) of the employee's eligible compensation. Such reduction shall be irrevocable.

         (d)     $25,000 Limitation

         No employee shall be granted an option under the Plan to the extent the grant of an option under the Plan would permit the employee's right to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations (as such terms are defined in Section 424(e) and (f) of the Code) to accrue at a rate which exceeds





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$25,000 of fair market value of Stock (determined at the time the option is granted) for each calendar year in which any such option granted to such employee (the "OPTIONEE") is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). A right to purchase stock which has accrued under one option granted under the Plan may not be carried over to any other option pursuant to Section 423(b)(8)(C) of the Code.

         (e)     Leaves of Absence

         During leaves of absence (including military or sick leave or other bona fide leaves of absence) approved by the Company not exceeding 90 days and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), a participant may continue participation in the Plan by cash payments to the Company on the participant's normal pay days equal to the reduction in the participant's payroll deductions caused by his or her leave.

6.       EXERCISE OF OPTIONS

         (a)     General Statement

         Unless a participant gives written notice to the Company to withdraw from the Plan pursuant to paragraph 7, each participant in the Plan automatically and without any act on the participant's part shall be deemed to have exercised his or her option on each date of exercise to the extent that the balance then in the participant's account under the Plan is sufficient to purchase at the "option price" (as defined in subparagraph 6(b)) whole shares of Stock subject to the participant's option. Any balance remaining in the participant's account after payment of the purchase price of those whole shares of Stock subject to the participant's option shall be refunded to the participant promptly. If the total number of shares for which options are exercised on any date of exercise exceeds the maximum number of remaining shares of Stock available to be issued pursuant to options under the Plan, the Company shall make a pro rata allocation of such shares of Stock available for delivery and distribution among the participants, in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. Any balance remaining in the participant's account shall be refunded to the participant promptly after the purchase price for such pro rata shares of Stock has been credited to the account of each participant under the Plan. No participant shall have the right to exercise options with respect to fractional shares of Stock.

         (b)     "Option Price" Defined

         The option price per share of Stock to be paid by each optionee on each exercise of his or her option shall be a sum equal to eighty-five percent (85%) of the fair market value of the Stock on the date of exercise or on the date of grant of such option, whichever amount is less (the "OPTION PRICE"). For all purposes under the Plan, the "FAIR MARKET VALUE" of a share of Stock on any date shall be (i) the closing sales price on the immediately preceding business day of a share of Stock as





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reported on the principal securities exchange on which shares of Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of
Stock shall not be so reported, the fair market value of a share of Stock shall be determined by the Committee in its absolute discretion.

         (c)     Delivery of Stock Certificates

         The Company shall deliver to each optionee a certificate issued in the optionee's name for the number of whole shares of Stock with respect to which his or her option was exercised and for which the optionee has paid the option price. The certificate shall be delivered as soon as practicable following the date of exercise. In the event the Company is required to obtain from any commission or agency authority to issue any such certificate, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any participant in the Plan except to return to the participant the amount of the balance in his or her account.

7.       WITHDRAWAL FROM THE PLAN

         (a)     General Statement

         Any participant may withdraw in whole from the Plan at any time. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Company. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the participant the amount of the balance in the participant's account under the Plan; and thereupon, automatically and without any further act on his or her part, the participant's payroll deduction authorization, the participant's interest in the Plan, and the participant's options under the Plan shall terminate.

         (b)     Eligibility Following Withdrawal

         A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the option period during which the participant withdrew (provided that the participant is otherwise eligible to participate in the Plan at such time). Notwithstanding the foregoing, if the withdrawing participant is subject to Section 16 of the Exchange Act, such participant shall not again be eligible to participate in the Plan until six months after the date of his or her withdrawal.





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8.       TERMINATION OF EMPLOYMENT

         (a)     Termination of Employment Other Than by Retirement or Death

         If the employment of a participant terminates other than by retirement or death, his or her participation in the Plan automatically and without any act on his or her part shall terminate as of the date of the termination of the participant's employment. The Company shall promptly refund to the participant the amount of the balance in the participant's account under the Plan, and thereupon his or her interest in the Plan and options under the Plan shall terminate.

         (b)     Termination by Retirement

         A participant who retires on or after his or her attainment of age 65 may, at the participant's election by written notice to the Company, exercise his or her outstanding options granted under the Plan as of the participant's retirement date. Pursuant to such written request, the Company shall apply the balance in the participant's account under the Plan to the purchase of whole shares of Stock, at the option price, and refund the excess in the account, if any, to the participant. If the participant elects to exercise his or her options, the date of his or her retirement shall be deemed to be the date of exercise for the purpose of computing the number of outstanding options and the option price per share of Stock. The Company shall also deliver to such participant a certificate issued in the participant's name pursuant to subparagraph 6(c) for the number of whole shares of Stock with respect to which his or her options were exercised and for which the participant has paid the option price. In lieu of exercising his or her options under the Plan, the participant may, by written notice to the Company, request payment of the balance in his or her account under the Plan, in which event the Company shall promptly make such payment, and thereupon the participant's interest in the Plan and the participant's options under the Plan shall terminate. If the Company does not receive either notice referred to above in this subparagraph 8(b) within 90 days of the participant's retirement date, the participant shall be conclusively presumed to have requested the payment of the balance of his or her account.

         (c)     Termination by Death

         If the employment of a participant is terminated by the participant's death, the executor of the participant's will or the administrator of the participant's estate may, by written notice to the Company, exercise the participant's outstanding options granted under the Plan as of the date of the participant's death. Pursuant to such written request the Company shall apply the balance in the participant's account under the Plan to the purchase of whole shares of Stock, at the option price, and refund the excess in the account, if any, to such executor or administrator. If the executor of the participant's will or the administrator of the participant's estate elects to exercise the participant's options, the date of the participant's death shall be deemed to be the date of exercise for the purpose





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of computing the number of outstanding options and the option price per share of Stock. The Company shall also deliver to such participant's executor or administrator a certificate issued in the name of the participant's estate pursuant to subparagraph 6(c) for the number of whole shares of Stock with respect to which the participant's options were exercised and for which the participant has paid the option price. In lieu of exercising the participant's options under the Plan, the participant's executor or administrator may, by written notice to the Company, request payment of the balance in the participant's account under the Plan, in which event the Company shall promptly make such payment, and thereupon the participant's interest in the Plan and the participant's options under the Plan shall terminate. If the Company does not receive either notice referred to above in this subparagraph 8(c) within 90 days of the participant's death, the participant's executor or administrator shall be conclusively presumed to have requested the payment of the balance of the participant's account.

9.       RESTRICTION ON TRANSFER AND EXERCISE

         An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during the participant's lifetime, only by the employee to whom the option was granted. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his or her option or of any rights under his or her option.

         If an employee to whom an option has been granted (i) exercises such option for shares of Stock and (ii) is subject to Section 16 of the Exchange Act, then such employee may not transfer or otherwise dispose of any of such stock for six months from the date of exercise of the underlying option.

10.      NO RIGHTS OF STOCKHOLDER UNTIL CERTIFICATE ISSUED

         With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder, and the optionee shall not have any of the rights or privileges of a stockholder. An optionee shall have the rights and privileges of a stockholder when, but not until, a certificate for shares has been issued to the optionee following exercise of his or her option.

11.      CHANGES IN STOCK ADJUSTMENTS

         Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, combinations, or reclassification of shares, appropriate action will be taken by the Board to adjust accordingly the number of shares subject to the Plan and the number and option price of shares subject to options outstanding under the Plan.





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         If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the date of exercise for all options then outstanding shall be accelerated to dates fixed by the Committee prior to the effective date of such merger or consolidation or such dissolution or liquidation, (ii) a participant (or his or her legal representative) may, at the participant's (or legal representative's) election by written notice to the Company, either (x) withdraw from the Plan pursuant to paragraph 7 and receive a refund from the Company in the amount of the balance in the participant's account under the Plan, (y) exercise a portion of his or her outstanding options as of such exercise date to purchase whole shares of Stock, at the option price, to the extent of the balance in the participant's account under the Plan or (z) exercise in full his or her outstanding option as of such exercise date to purchase whole shares of Stock, at the option price, which exercise shall require such participant (or legal representative) to make a cash deposit as of the date of exercise in an amount sufficient to fully exercise the option and pay the related option price, and (iii) upon such effective date any unexercised option shall expire. The date the Committee selects for the exercise date under the preceding sentence shall be deemed to be the exercise date for purposes of computing the option price per share of Stock. If the participant (or legal representative) elects to exercise all or any portion of the options, the Company shall deliver to such participant (or legal representative) a certificate issued in the respective participant's (or legal representative's) name pursuant to subparagraph 6(c) for the number of whole shares of Stock with respect to which such options were exercised and for which such participant (or legal representative) has paid the option price, and refund the excess in the account, if any, to the respective participant (or legal representative). If the participant (or legal representative) fails to provide the notice set forth above within three days after the exercise date selected by the Committee under this paragraph 11, the participant (or legal representative) shall be conclusively presumed to have requested to withdraw from the Plan and receive payment of the balance of his or her account.

12.      PLAN EXPENSES; USE OF FUNDS; NO INTEREST PAID

         The expenses of the Plan shall be paid by the Company. All funds received or held by the Company under the Plan shall be included in the general funds of the expenses the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any participant or credited to his account under the Plan.

13.      TERM OF THE PLAN

         The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within 12 months thereafter. Except with respect to options then outstanding, if not terminated sooner under the provisions of paragraph 14, the Plan shall terminate and no further options shall be granted at the earlier of (i) the expiration of ten years





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from the date of its adoption by the Board, or (ii) the point in time when no shares of Stock reserved for issuance pursuant to options granted under the Plan are available.

14.      AMENDMENT OR TERMINATION OF THE PLAN

         The Board in its discretion may terminate the Plan at any time with respect to any shares for which options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee; and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares for which options may be granted pursuant to the provisions of the Plan (other than as a result of the anti-dilution provisions of paragraph 11), change the class of individuals eligible to receive options under the Plan, extend the term of the Plan, cause options issued under the Plan to fail to meet the requirements of employee stock purchase options as defined in Section 423 of the Code, or otherwise modify the requirements as to eligibility for participation in the Plan without the approval of the stockholders of the Company.

15.      SECURITIES LAWS

         The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the shares covered by such option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares.

16.      NO RESTRICTION ON CORPORATE ACTION

         Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.





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